EXHIBIT 10.8

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”), as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

3.          PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.          PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase; Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a) of the Purchase Agreement:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the

General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-4

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

 Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-4

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.        The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39167300, Sequoia Mortgage Trust 2013-4

Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of
Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2013-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount
1	1000383	0.002500			Prime Lending	37261100933	1	1	0	6
2	1000383	0.002500			Prime Lending	22841100835	1	1	0	9
3	1000383	0.002500			Prime Lending	60171100169	1	1	0	9
4	1000383	0.002500			Prime Lending	30521101060	1	1	0	7
5	1000383	0.002500			Prime Lending	23331100053	1	1	0	7
6	1000383	0.002500			Prime Lending	21391101026	1	1	0	9
7	1000383	0.002500			Prime Lending	30921100559	1	1	0	9
8	1000383	0.002500			Prime Lending	30921100569	1	1	0	9
9	1000383	0.002500			Prime Lending	23891100008	1	1	0	7
10	1000383	0.002500			Prime Lending	21501100756	1	1	0	7
11	1000383	0.002500			Prime Lending	22451100284	1	1	0	7
12	1000383	0.002500			Prime Lending	21981100550	1	1	0	7
13	1000383	0.002500			Prime Lending	21311100334	1	1	0	9
14	1000383	0.002500			Prime Lending	22891100752	1	1	0	6
15	1000383	0.002500			Prime Lending	23561100049	1	1	0	7
16	1000383	0.002500			Prime Lending	21471100380	1	1	0	7
17	1000383	0.002500			Prime Lending	20631103480	1	1	0	9
18	1000383	0.002500			Prime Lending	36431100649	1	1	0	7
19	1000383	0.002500			Prime Lending	23521100011	1	1	0	9
20	1000383	0.002500			Prime Lending	30521100977	1	1	0	3
21	1000383	0.002500			Prime Lending	22891100735	1	1	0	9
22	1000383	0.002500			Prime Lending	20631103327	1	1	0	9
23	1000383	0.002500			Prime Lending	21551100416	1	1	0	9
24	1000383	0.002500			Prime Lending	23481100064	1	1	0	9
25	1000383	0.002500			Prime Lending	10281100867	1	1	0	9
26	1000383	0.002500			Prime Lending	20361100644	1	1	0	9
27	1000383	0.002500			Prime Lending	20931100130	1	1	0	7
28	1000383	0.002500			Prime Lending	22891100559	1	1	0	9
29	1000383	0.002500			Prime Lending	30521100945	1	1	0	9
30	1000383	0.002500			Prime Lending	23041101833	1	1	0	9
31	1000383	0.002500			Prime Lending	23071100610	1	1	0	9
32	1000383	0.002500			Prime Lending	21561100840	1	1	0	9
33	1000383	0.002500			Prime Lending	20731101180	1	1	0	7
34	1000383	0.002500			Prime Lending	23201100058	1	1	0	7
35	1000383	0.002500			Prime Lending	21311100166	1	1	0	7
36	1000383	0.002500			Prime Lending	20271100085	1	1	0	9
37	1000383	0.002500			Prime Lending	20451100329	1	1	0	7
38	1000383	0.002500			Prime Lending	60171100022	1	1	0	9
39	1000383	0.002500			Prime Lending	21801100162	1	1	0	6
40	1000383	0.002500			Prime Lending	23041101762	1	1	0	9
41	1000383	0.002500			Prime Lending	23631100062	1	1	0	7
42	1000383	0.002500			Prime Lending	2027602520	1	1	0	9
43	1000383	0.002500			Prime Lending	2343220030	1	1	0	9
44	1000383	0.002500			Prime Lending	20031100133	1	1	0	3
45	1000383	0.002500			Prime Lending	23201100031	1	1	0	9
46	1000383	0.002500			Prime Lending	20631102393	1	1	0	9
47	1000383	0.002500			Prime Lending	22891100815	1	1	0	7
48	1000383	0.002500			Prime Lending	21231100168	1	1	0	9
49	1000383	0.002500			Prime Lending	22441100509	1	1	0	9
50	1000383	0.002500			Prime Lending	21381100631	1	1	0	9
51	1000383	0.002500			Prime Lending	21551100336	1	1	0	6
52	1000383	0.002500			Prime Lending	23191100106	1	1	0	9
53	1000383	0.002500			Prime Lending	22851100357	1	1	0	9
54	1000383	0.002500			Prime Lending	20391100283	1	1	0	7
55	1000383	0.002500			Prime Lending	21391100959	1	1	0	7
56	1000383	0.002500			Prime Lending	21981101089	1	1	0	9
57	1000383	0.002500			Prime Lending	22391100070	1	1	0	7
58	1000383	0.002500			Prime Lending	23071100684	1	1	0	7

	12	13	14	15	16	17	18	19	20	21
	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1					5	4	0
2					5	4	0
3					5	4	0
4					5	0	0
5					5	4	0
6					5	4	0
7					5	0	0
8					5	0	0
9					5	0	0
10					5	4	0
11					5	4	0
12					5	0	0
13					1	4	0
14					1	4	0
15					1	4	0
16					5	4	0
17					1	4	0
18					1	4	0
19					5	0	0
20					5	0	0
21					5	0	0
22					5	0	0
23					1	0	0
24					5	0	0
25					1	4	0
26					1	4	0
27					1	4	0
28					1	4	0
29					1	0	0
30					1	0	0
31					1	0	0
32					1	0	0
33					1	4	0
34					1	4	0
35					1	4	0
36					1	0	0
37					1	4	0
38					1	0	0
39					1	4	0
40					1	4	0
41					1	4	0
42					1	0	0
43					1	0	0
44					1	4	0
45					1	4	0
46					1	0	0
47					1	0	0
48					1	4	0
49					1	0	0
50					1	4	0
51					1	4	0
52					1	0	0
53					1	4	0
54					1	4	0
55					1	1	0
56					1	4	0
57					1	4	0
58					1	4	0

	22	23	24	25	26	27	28	29	30
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1	0.00		20130201	596000.00	0.036250	360	360	20130401	1
2	0.00		20130125	811000.00	0.037500	360	360	20130301	1
3	0.00		20130125	560000.00	0.038750	360	360	20130301	1
4	0.00		20130130	576000.00	0.038750	360	360	20130301	1
5	0.00		20130125	1111200.00	0.043750	360	360	20130301	1
6	0.00		20130124	980000.00	0.038750	360	360	20130301	1
7	134000.00		20130126	980700.00	0.038750	360	360	20130301	1
8	0.00		20130128	571500.00	0.038750	360	360	20130301	1
9	0.00		20130125	535500.00	0.036250	360	360	20130301	1
10	0.00		20130124	1334000.00	0.040000	360	360	20130301	1
11	0.00		20121231	525000.00	0.037500	360	360	20130201	1
12	0.00		20130129	901850.00	0.035000	360	360	20130301	1
13	0.00		20130122	880000.00	0.035000	360	360	20130301	1
14	0.00		20130109	880000.00	0.038750	360	360	20130301	1
15	0.00		20130115	920000.00	0.035000	360	360	20130301	1
16	0.00		20130111	544000.00	0.038750	360	360	20130301	1
17	0.00		20130122	858000.00	0.035000	360	360	20130301	1
18	0.00		20130107	468000.00	0.037500	360	360	20130301	1
19	0.00		20130118	564700.00	0.038750	360	360	20130301	1
20	0.00		20130125	546400.00	0.036250	360	360	20130301	1
21	0.00		20130124	830000.00	0.037500	360	360	20130301	1
22	226173.00		20130125	534900.00	0.037500	360	360	20130301	1
23	0.00		20130109	710000.00	0.038750	360	360	20130301	1
24	200000.00		20130103	879000.00	0.038750	360	360	20130301	1
25	0.00		20130125	941800.00	0.037500	360	360	20130301	1
26	150000.00		20130104	1160000.00	0.037500	360	360	20130301	1
27	0.00		20130116	468750.00	0.035000	360	360	20130301	1
28	0.00		20121207	656000.00	0.041250	360	360	20130201	1
29	0.00		20130111	847400.00	0.038750	360	360	20130301	1
30	0.00		20121205	903000.00	0.038750	360	360	20130101	1
31	0.00		20130107	770000.00	0.037500	360	360	20130301	1
32	0.00		20130109	715000.00	0.038750	360	360	20130301	1
33	0.00		20130110	1200000.00	0.036250	360	360	20130301	1
34	0.00		20130124	560000.00	0.038750	360	360	20130301	1
35	0.00		20130117	543750.00	0.041250	360	360	20130301	1
36	0.00		20121126	559200.00	0.041250	360	360	20130101	1
37	0.00		20121219	531700.00	0.037500	360	360	20130201	1
38	0.00		20121204	1125000.00	0.037500	360	360	20130201	1
39	0.00		20121127	994500.00	0.038750	360	360	20130101	1
40	0.00		20121203	784000.00	0.040000	360	360	20130101	1
41	0.00		20121031	1760000.00	0.041250	360	360	20121201	1
42	0.00		20121106	1090700.00	0.038750	360	360	20130101	1
43	0.00		20130125	855000.00	0.040000	360	360	20130301	1
44	0.00		20121019	1140000.00	0.038750	360	360	20121201	1
45	0.00		20121016	495800.00	0.040000	360	360	20121201	1
46	0.00		20121015	619500.00	0.040000	360	360	20121201	1
47	0.00		20130206	1300000.00	0.035000	360	360	20130401	1
48	0.00		20130117	560000.00	0.036250	360	360	20130301	1
49	0.00		20130205	580000.00	0.038750	360	360	20130401	1
50	0.00		20130211	739000.00	0.036250	360	360	20130401	1
51	0.00		20121211	677000.00	0.038750	360	360	20130201	1
52	0.00		20130204	981000.00	0.038750	360	360	20130401	1
53	0.00		20130115	640000.00	0.038750	360	360	20130301	1
54	0.00		20130118	460000.00	0.041250	360	360	20130301	1
55	0.00		20130116	498900.00	0.033750	360	360	20130301	1
56	0.00		20130116	543750.00	0.038750	360	360	20130301	1
57	0.00		20130122	878500.00	0.038750	360	360	20130301	1
58	0.00		20130110	993750.00	0.037500	360	360	20130301	1

	31	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		596000.00	0.036250	2718.07	20130301	0	0
2	0	0		809778.51	0.037500	3755.87	20130301	0	0
3	0	0		559175.00	0.038750	2633.33	20130301	0	0
4	0	0		575151.43	0.038750	2708.57	20130301	0	0
5	0	0		1109703.19	0.043750	5548.06	20130301	0	0
6	0	0		978556.26	0.038750	4608.32	20130301	0	0
7	0	0		979255.22	0.038750	4611.62	20130301	0	0
8	0	0		570658.07	0.038750	2687.40	20130301	0	0
9	0	0		534675.51	0.036250	2442.15	20130301	0	0
10	0	0		1332077.95	0.040000	6368.72	20130301	0	0
11	0	0		523416.06	0.037500	2431.36	20130301	0	0
12	0	0		900430.69	0.035000	4049.71	20130301	0	0
13	0	0		878615.08	0.035000	3951.59	20130301	0	0
14	0	0		878703.58	0.038750	4138.09	20130301	0	0
15	0	0		918552.12	0.035000	4131.21	20130301	0	0
16	0	0		543198.58	0.038750	2558.09	20130301	0	0
17	0	0		856649.70	0.035000	3852.80	20130301	0	0
18	0	0		467295.12	0.037500	2167.38	20130301	0	0
19	0	0		563868.08	0.038750	2655.43	20130301	0	0
20	0	0		545558.72	0.036250	2491.86	20130301	0	0
21	0	0		828749.89	0.037500	3843.86	20130301	0	0
22	0	0		534094.35	0.037500	2477.21	20130301	0	0
23	0	0		708954.03	0.038750	3338.68	20130301	0	0
24	0	0		877705.06	0.038750	4133.38	20130301	0	0
25	0	0		940298.41	0.037500	4361.62	20130301	0	0
26	0	0		1158252.86	0.037500	5372.14	20130301	0	0
27	0	0		468012.29	0.035000	2104.90	20130301	0	0
28	0	0		654148.22	0.041250	3179.30	20130301	0	0
29	0	0		846151.61	0.038750	3984.79	20130301	0	0
30	0	0		898996.19	0.038750	4246.24	20130301	0	0
31	0	0		768840.26	0.037500	3565.99	20130301	0	0
32	0	0		713946.65	0.038750	3362.20	20130301	0	0
33	0	0		1198152.38	0.036250	5472.62	20130301	0	0
34	0	0		559175.00	0.038750	2633.33	20130301	0	0
35	0	0		542983.86	0.041250	2635.28	20130301	0	0
36	0	0		556828.13	0.041250	2710.16	20130301	0	0
37	0	0		530095.84	0.037500	2462.39	20130301	0	0
38	0	0		1121605.86	0.037500	5210.05	20130301	0	0
39	0	0		990090.49	0.038750	4676.51	20130301	0	0
40	0	0		780599.87	0.040000	3742.94	20130301	0	0
41	0	0		1749861.00	0.041250	8529.84	20130301	0	0
42	0	0		1085863.93	0.038750	5128.88	20130301	0	0
43	0	0		853768.10	0.040000	4081.90	20130301	0	0
44	0	0		1133249.60	0.038750	5360.70	20130301	0	0
45	0	0		492928.24	0.040000	2367.03	20130301	0	0
46	0	0		615911.74	0.040000	2957.59	20130301	0	0
47	0	0		1300000.00	0.035000	5837.58	20130301	0	0
48	0	0		559137.78	0.036250	2553.89	20130301	0	0
49	0	0		580000.00	0.038750	2727.38	20130301	0	0
50	0	0		739000.00	0.036250	3370.22	20130301	0	0
51	0	0		675002.06	0.038750	3183.51	20130301	0	0
52	0	0		981000.00	0.038750	4613.03	20130301	0	0
53	0	0		639057.15	0.038750	3009.52	20130301	0	0
54	0	0		459351.86	0.041250	2229.39	20130301	0	0
55	0	0		498097.54	0.033750	2205.62	20130301	0	0
56	0	0		542948.95	0.038750	2556.91	20130301	0	0
57	0	0		877205.79	0.038750	4131.03	20130301	0	0
58	0	0		992253.26	0.037500	4602.21	20130301	0	0

	42	43	44	45	46	47	48	49	50	51	52
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58

	53	54	55	56	57	58	59	60	61	62	63
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58

	64	65	66	67	68	69	70	71	72	73
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1				0		390	1		0
2				0		160	1		0
3				0		114	1		0
4				0		506	3		0
5				0		146	1		0
6				0		257	1		0
7				0		376	1		1
8				0		395	1		1
9				0		509	1		0
10				0		701	2		1
11				0		402	1		1
12				0		468	4		0
13				0		170	2		1
14				0		565	1		0
15				0		680	1		1
16				0		410	2		1
17				0		52	1		0
18				0		530	1		0
19				0		372	1		1
20				0		391	1		0
21				0		161	1		0
22				0		341	2		1
23				0		400	1		1
24				0		65	1		0
25				0		429	1		0
26				0		434	4		0
27				0		241	2		0
28				0		615	2		0
29				0		398	1		1
30				0		313	1		0
31				0		710	2		0
32				0		554	2		1
33				0		68	1		0
34				0		345	1		1
35				0		354	2		0
36				0		373	1		0
37				0		419	1		0
38				0		297	1		0
39				0		219	1		0
40				0		19	2		0
41				0		662	2		0
42				0		442	1		1
43				0		422	2		0
44				0		367	1		0
45				0		462	1		0
46				0		377	2		0
47				0		572	1		0
48				0		352	1		0
49				0		222	1		0
50				0		40	1		0
51				0		546	1		0
52				0		169	1		1
53				0		364	4		0
54				0		592	2		1
55				0		182	2		1
56				0		563	1		0
57				0		95	3		0
58				0		637	4		0

	74	75	76	77	78	79	80	81	82	83	84
	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion
1	3.25		0	1
2	16.5		12.75	1
3	1.5		1.5	1
4	5		0	1
5	0.25		0	1
6	2		0.5	1
7	9		10	1
8	8	8	8.25	1
9	5.25		0	1
10	12		0	1
11	12	2	0	1
12	9		0	1
13	3.5		3.5	1
14	2		0	1
15	8		0	1
16	10		0	1
17	17.25		17	1
18	0		0	1
19	21		6	1
20	26		19	1
21	27		19	1
22	10		5	1
23	8		13	1
24	15.5		14	1
25	0	4	5	1
26	8		4	1
27	3		0	1
28	30		10	1
29	7	7	3	1
30	3.25	11.25	3	1
31	8.75		1.25	1
32	12		2.25	1
33	8.5		0	1
34	23		0	1
35	22.75		0	1
36	8.75		9	1
37	15	1.5	0	1
38	19	6	9	1
39	0		0	1
40	7.25	7.25	7.25	1
41	3.5	1.25	0	1
42	10		9	1
43	5		4	1
44	0.5		1.5	1
45	10	35	7	1
46	12.5		0	1
47	0.75		0	1
48	1.5	15	10.25	1
49	0	12.75	25.75	1
50	35		7	1
51	0		0	1
52	13		3	1
53	0.25	8.75	11	1
54	10	0	0	1
55	11		0	1
56	6.92		7	1
57	11	8	0	1
58	17.83		0	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1	797
2	785
3	791
4	777
5	721
6	788
7	807
8	766
9	776
10	787
11	758
12	747
13	770
14	777
15	779
16	755
17	755
18	784
19	730
20	779
21	753
22	732
23	769
24	791
25	790
26	787
27	800
28	797
29	754
30	737
31	769
32	787
33	792
34	731
35	744
36	766
37	776
38	764
39	794
40	802
41	741
42	786
43	739
44	737
45	794
46	761
47	793
48	790
49	718
50	765
51	778
52	767
53	748
54	768
55	819
56	807
57	719
58	761

	97	98	99	100	101	102	103	104
	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income
1	000000000000			30000.00		0.00		30000.00
2	000000000000			39081.19		0.00		39081.19
3	000000000000			21174.17	0.00	0.00	0.00	21174.17
4	000000000000			13333.33		6331.19		13333.33
5	000000000000			15833.33	0.00	7054.85	0.00	15833.33
6	000000000000			21250.00		0.00		21250.00
7	000000000000			44176.37		0.00		44176.37
8	000000000000			30774.12	2083.32	0.00	0.00	32857.44
9	000000000000			16800.00		0.00		16800.00
10	000000000000			34883.83		0.00		34883.83
11	000000000000			12177.87	2386.77	0.00	0.00	14564.64
12	000000000000			20833.33		16063.91		20833.33
13	000000000000			32454.38	0.00	0.00	0.00	32454.38
14	000000000000			15100.00	0.00	9445.78	0.00	15100.00
15	000000000000			81007.83	0.00	0.00	0.00	81007.83
16	000000000000			16673.75		0.00		16673.75
17	000000000000			0.00		53303.77		0.00
18	000000000000			15000.00		0.00		15000.00
19	000000000000			10103.25		0.00		10103.25
20	000000000000			15000.00	0.00	0.00	0.00	15000.00
21	000000000000			16558.40		9368.72		16558.40
22	000000000000			16424.00	889.90	0.00	0.00	17313.90
23	000000000000			14348.12		0.00		14348.12
24	000000000000			27500.00		0.00		27500.00
25	000000000000			0.00	31666.67	6781.00	0.00	31666.67
26	000000000000			41239.12	0.00	0.00	0.00	41239.12
27	000000000000			9379.84	0.00	6070.00	3705.78	9379.84
28	000000000000			24460.21	0.00	0.00	0.00	24460.21
29	000000000000			15136.44	15191.06	0.00	0.00	30327.50
30	000000000000			23987.83	0.00	0.00	0.00	23987.83
31	000000000000			17703.47	0.00	0.00	0.00	17703.47
32	000000000000			9194.21		9104.08		9194.21
33	000000000000			42299.17	0.00	0.00	0.00	42299.17
34	000000000000			7955.37		0.00		7955.37
35	000000000000			25947.36	0.00	0.00	0.00	25947.36
36	000000000000			19625.84	0.00	0.00	0.00	19625.84
37	000000000000			12451.79	8786.20	0.00	0.00	21237.99
38	000000000000			17083.34	4408.97	0.00	0.00	21492.31
39	000000000000			20833.33		0.00		20833.33
40	000000000000			16248.34	24274.84	0.00	0.00	40523.18
41	000000000000			30424.51	18238.31	0.00	0.00	48662.82
42	000000000000			20926.14		0.00		20926.14
43	000000000000			28891.67	0.00	0.00	0.00	28891.67
44	000000000000			20833.33		0.00		20833.33
45	000000000000			6053.41	3146.00	0.00	0.00	9199.41
46	000000000000			2000.00		31001.37		2000.00
47	000000000000			20833.32		0.00		20833.32
48	000000000000			4320.79	12858.34	0.00	3556.21	17179.13
49	000000000000			1350.00	14583.33	0.00	0.00	15933.33
50	000000000000			15101.67	0.00	0.00	0.00	15101.67
51	000000000000			14138.00		0.00		14138.00
52	000000000000			20696.74	0.00	0.00	1147.00	20696.74
53	000000000000			12083.32	7500.00	-138.38	-1526.00	19583.32
54	000000000000			0.00		11849.15	0.00	0.00
55	000000000000			1454.54		6960.70		1454.54
56	000000000000			24062.86		0.00		24062.86
57	000000000000			18685.17	8789.34	-688.42	0.00	27474.51
58	000000000000			36157.66		-5112.15		36157.66

	105	106	107	108	109	110	111	112	113
	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves
1	30000.00	1	5		3		4		77212.38
2	39081.19	1	5		3		4		255139.98
3	21174.17	1	5		3		4		178781.53
4	19664.52	1	5		3		4		546315.57
5	22888.18	1	5		3		4		92285.02
6	21250.00	1	5		3		4		80647.96
7	44176.37	1	5		3		4		132089.95
8	32857.44	1	5		3		4		54252.40
9	16800.00	1	5		3		4		205654.12
10	34883.83	1	5		3		4		388755.44
11	14564.64	1	5		3		4		109175.57
12	36897.24	1	5		3		4		212109.91
13	32454.38	1	5		3		4		1180042.36
14	24545.78	1	5		3		4		241359.96
15	81007.83	1	5		3		4		116628.33
16	16673.75	1	5		3		4		90597.41
17	53303.77	1	5		3		4		303345.73
18	15000.00	1	5		3		4		132236.57
19	10103.25	1	5		3		4		192195.90
20	15000.00	1	5		3		4		91444.54
21	25927.12	1	5		3		4		816183.04
22	17313.90	1	5		3		4		57348.39
23	14348.12	1	5		3		4		684924.42
24	27500.00	1	5		3		4		149463.94
25	38447.67	1	5		3		4		106122.78
26	41239.12	1	5		3		4		1258464.45
27	19155.62	1	5		3		4		360724.02
28	24460.21	1	5		3		4		437107.42
29	30327.50	1	5		3		4		264992.99
30	23987.83	1	5		3		4		93762.08
31	17703.47	1	5		3		4		77111.04
32	18298.29	1	5		3		4		3864445.64
33	42299.17	1	5		3		4		2114152.44
34	7955.37	1	5		3		4		1168048.48
35	25947.36	1	5		3		4		308727.63
36	19625.84	1	5		3		4		62314.98
37	21237.99	1	5		3		4		387078.68
38	21492.31	1	5		3		4		594946.19
39	20833.33	1	5		3		4		132852.52
40	40523.18	1	5		3		4		135408.21
41	48662.82	1	5		3		4		569674.83
42	20926.14	1	5		3		4		389862.95
43	28891.67	1	5		3		4		204176.68
44	20833.33	1	5		3		4		324206.95
45	9199.41	1	5		3		4		40990.97
46	33001.37	1	5		3		4		138122.49
47	20833.32	1	5		3		4		103852.28
48	20735.34	1	5		3		4		309256.05
49	15933.33	1	5		3		4		29168.64
50	15101.67	1	5		3		4		58785.25
51	14138.00	1	5		3		4		115054.60
52	21843.74	1	4		3		4		88224.12
53	17918.94	1	5		3		4		175815.21
54	11849.15	1	5		3		4		79725.95
55	8415.24	1	5		3		4		41475.50
56	24062.86	1	5		3		4		21759.25
57	26786.09	1	5		3		4		281194.40
58	31045.51	1	5		3		4		201739.31

	114	115	116	117	118	119	120	121	122
	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	5720.73	0.190691			100.000000	UNIVERSITY PARK	TX	75225	1
2	6691.72	0.171226				CHARLOTTE	NC	28207	1
3	4661.92	0.220170				DALLAS	TX	75214	1
4	9820.58	0.499406			100.000000	AUSTIN	TX	78756	1
5	9639.24	0.421145			100.000000	DANVILLE	CA	94506	7
6	7557.69	0.355656				LEXINGTON	MA	02421	1
7	9233.61	0.209017				FRISCO	TX	75034	7
8	8820.97	0.268462				FRISCO	TX	75034	7
9	4150.81	0.247072			100.000000	HOUSTON	TX	77025	1
10	11719.61	0.335961			100.000000	YORBA LINDA	CA	92887	7
11	6340.91	0.435363			100.000000	KURE BEACH	NC	28449	7
12	13608.03	0.368809			100.000000	IRVING	TX	75038	7
13	5499.88	0.169465				MIRAMAR BEACH	FL	32550	7
14	5322.92	0.216857			100.000000	SAN CLEMENTE	CA	92672	7
15	4882.02	0.060266			100.000000	KNOXVILLE	TN	37922	1
16	6369.27	0.381994			100.000000	SHOREWOOD	MN	55331	1
17	7355.39	0.137990				DALLAS	TX	75225	1
18	4095.21	0.273014			100.000000	FRANKLIN	TN	37064	7
19	4355.12	0.431061				DALLAS	TX	75230	1
20	6323.48	0.421565				AUSTIN	TX	78746	7
21	6225.26	0.240106				LAGUNA NIGUEL	CA	92677	7
22	6563.39	0.379082				GRAPEVINE	TX	76051	1
23	4624.41	0.322301				LOS ANGELES	CA	90049	1
24	5221.12	0.189859				VENICE	CA	90291	1
25	7192.44	0.187071				LUBBOCK	TX	79424	1
26	14350.14	0.347974				PARADISE VALLEY	AZ	85253	1
27	6399.62	0.334086			100.000000	NEWPORT	NC	28570	7
28	4198.08	0.171629				SAN JUAN CAPRISTRANO	CA	92675	7
29	8683.58	0.286327				AUSTIN	TX	78703	1
30	6163.94	0.256961				CHICAGO	IL	60613	1
31	5431.25	0.306790				LOS GATOS	CA	95032	1
32	6596.30	0.360487				NEWPORT BEACH	CA	92660	7
33	10800.67	0.255340			100.000000	GREENWICH	CT	06831	1
34	3324.23	0.417860			100.000000	ABIQUIU	NM	87510	1
35	7810.88	0.301028			100.000000	MIRAMAR BEACH	FL	32550	7
36	4585.32	0.233637				DALLAS	TX	75225	1
37	3834.22	0.180536			100.000000	AUSTIN	TX	78731	1
38	7272.03	0.338355				DALLAS	TX	75205	1
39	7552.17	0.362504			100.000000	SAINT LOUIS	MO	63131	7
40	8027.89	0.198106				DOWNERS GROVE	IL	60515	1
41	13331.13	0.273949			100.000000	DEL MAR	CA	92014	1
42	8158.77	0.389884				DALLAS	TX	75230	1
43	9165.30	0.317230				Burr Ridge	IL	60527	1
44	10430.75	0.500676				DALLAS	TX	75225	1
45	3458.17	0.375912				ALBUQUERQUE	NM	87122	7
46	8114.71	0.245890				MOUNT VERNON	TX	75457	7
47	8854.54	0.425018			100.000000	LAGUNA BEACH	CA	92651	1
48	3507.20	0.169141				CLARKSVILLE	MD	21029	1
49	4025.67	0.252657				OXFORD	NC	27565	1
50	6291.96	0.416640				LEAWOOD	KS	66224	7
51	5017.38	0.354886			68.508900	NORTHRIDGE	CA	91325	1
52	6035.67	0.276311				ST MICHAELS	MD	21663	1
53	4977.70	0.277790				SAN DIEGO	CA	92130	1
54	4184.05	0.353110			5.000000	RENO	NV	89509	1
55	3702.87	0.440020			40.000000	BOSTON	MA	02210	3
56	3415.48	0.141940				BEND	OR	97701	7
57	9480.67	0.353940			30.000000	MANHASSET	NY	11030	1
58	9851.98	0.317340			25.000000	SALINAS	CA	93908	1

	123	124	125	126	127	128	129	130	131	132
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date
1	1	745000.00	772500.00	3	20130108
2	1		1300000.00	3	20130110
3	1		745000.00	3	20130110
4	1	720000.00	750000.00	3	20130104
5	1	1389000.00	1389000.00	3	20121228
6	1		1275000.00	3	20121228
7	1		1481000.00	3	20121231
8	1		809000.00	3	20121221
9	1	765000.00	765000.00	3	20121227
10	1	1667500.00	1667500.00	3	20130102
11	2	700000.00	700000.00	3	20121217
12	1	1202500.00	1210000.00	3	20121220
13	1		1400000.00	3	20130108
14	1	1100000.00	1150000.00	3	20121214
15	1	1150000.00	1200000.00	3	20121213
16	1	680000.00	685000.00	3	20121212
17	1		1450000.00	3	20121218
18	1	585000.00	600000.00	3	20121208
19	1		760000.00	3	20121214
20	1		1600000.00	3	20121211
21	1		1100000.00	3	20121208
22	1		954000.00	3	20121212
23	1		1750000.00	3	20121208
24	1		1665000.00	3	20121206
25	1		1300000.00	3	20121213
26	1		2350000.00	3	20121102
27	1	625000.00	630000.00	3	20121107
28	1		820000.00	3	20121002
29	1		1200000.00	3	20121129
30	1		1204000.00	3	20121024
31	1		1100000.00	3	20121129
32	1		1530000.00	3	20121119
33	1	4600000.00	4600000.00	3	20121121
34	1	750000.00	750000.00	3	20121204
35	1	725000.00	725000.00	3	20121023
36	1		730000.00	3	20121031
37	1	818000.00	820000.00	3	20121115
38	1		1500000.00	3	20121002
39	1	1275000.00	1390000.00	3	20121019
40	1		1000000.00	3	20121023
41	1	2200000.00	2200000.00	3	20121010
42	1		2050000.00	3	20121001
43	1		1250000.00	3	20121207
44	1		2300000.00	3	20120830
45	1		670000.00	3	20120918
46	2		960000.00	3	20120906
47	1	2400000.00	2400000.00	3	20130118
48	1		850000.00	3	20130102
49	1		1127000.00	3	20130104
50	1		1085000.00	3	20121207
51	1	859000.00	1025000.00	3	20121120
52	1		1500000.00	3	20121012
53	1		995000.00	3	20121214
54	1	575000.00	575000.00	3	20121218
55	1	831500.00	835000.00	3	20121211
56	1		725000.00	3	20121220
57	1	1255000.00	1255000.00	3	20121004
58	1	1325000.00	1325000.00	3	20121212

	133	134	135	136	137	138	139	140	141	142
	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1			0.800000	0.800000	0	0	0
2			0.623800	0.623800	0	0	0
3			0.751600	0.751600	0	0	0
4			0.800000	0.800000	0	0	0
5			0.800000	0.800000	0	0	0
6			0.768600	0.768600	0	0	0
7			0.752600	0.662100	0	0	0
8			0.706400	0.706400	0	0	0
9			0.700000	0.700000	0	0	0
10			0.800000	0.800000	0	0	0
11			0.750000	0.750000	0	0	0
12			0.749900	0.749900	0	0	0
13			0.628500	0.628500	0	0	0
14			0.800000	0.800000	0	0	0
15			0.800000	0.800000	0	0	0
16			0.800000	0.800000	0	0	0
17			0.591700	0.591700	0	0	0
18			0.800000	0.800000	0	0	0
19			0.743000	0.743000	0	0	0
20			0.341500	0.341500	0	0	0
21			0.754500	0.754500	0	0	0
22			0.797700	0.560600	0	0	0
23			0.405700	0.405700	0	0	0
24			0.648000	0.527900	0	0	0
25			0.724400	0.724400	0	0	0
26			0.557400	0.493600	0	0	0
27			0.750000	0.750000	0	0	0
28			0.800000	0.800000	0	0	0
29			0.706100	0.706100	0	0	0
30			0.750000	0.750000	0	0	0
31			0.700000	0.700000	0	0	0
32			0.467300	0.467300	0	0	0
33			0.260800	0.260800	0	0	0
34			0.746600	0.746600	0	0	0
35			0.750000	0.750000	0	0	0
36			0.766000	0.766000	0	0	0
37			0.650000	0.650000	0	0	0
38			0.750000	0.750000	0	0	0
39			0.780000	0.780000	0	0	0
40			0.784000	0.784000	0	0	0
41			0.800000	0.800000	0	0	0
42			0.532000	0.532000	0	0	0
43			0.684000	0.684000	0	0	0
44			0.495600	0.495600	0	0	0
45			0.740000	0.740000	0	0	0
46			0.645300	0.645300	0	0	0
47			0.541600	0.541600	0	0	0
48			0.658800	0.658800	0	0	0
49			0.514600	0.514600	0	0	0
50			0.681100	0.681100	0	0	0
51			0.788100	0.788100	0	0	0
52			0.654000	0.654000	0	0	0
53			0.643200	0.643200	0	0	0
54			0.800000	0.800000	0	0	0
55			0.600000	0.600000	0	0	0
56			0.750000	0.750000	0	0	0
57			0.700000	0.700000	0	0	0
58			0.750000	0.750000	0	0	0

	143	144	145	146	147	148	149	150	151
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount
1								4		0
2								20		0
3								10		0
4								7		0
5								25		0
6								16		0
7								9		134000
8								10	10	0
9								15		0
10								13		0
11								12	23	0
12								20		0
13								15		0
14								13		0
15								8		0
16								10		0
17								20		0
18								15		0
19								21		0
20								31		0
21								27		0
22								10		226173
23								28		0
24								18		35840
25								0	5	0
26								30		38000
27								40		0
28								30		0
29								8	8	0
30								18	17	0
31								19		0
32								12		0
33								15		0
34								23		0
35								23		0
36								11		0
37								15	11	0
38								20	6	0
39								20		0
40								16	16	0
41								21	20	0
42								10		0
43								15		0
44								15		0
45								17	35	0
46								12.5		0
47								24		0
48								10	15	0
49								0	26	0
50								35		0
51								0		0
52								30		0
53								19	16	0
54								20	0	0
55								11		0
56								10		0
57								15	12	0
58								25		0

	162	163	164	165	166	167	168	169	170	171
	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	20430301	30000	0	0	0	0	0	Full	Two Years	Two Months
2	20430201	39081.19	0	0	0	0	0	Full	Two Years	Two Months
3	20430201	21174.17	0	0	0	0	0	Full	Two Years	Two Months
4	20430201	13333.33	0	6331.19	0	0	0	Full	Two Years	Two Months
5	20430201	15833.33	0	0	0	0	0	Full	Two Years	Two Months
6	20430201	21250	0	0	0	0	0	Full	Two Years	Two Months
7	20430201	44176.37	0	0	0	0	0	Full	Two Years	Two Months
8	20430201	30774.12	0	0	2083.32	0	0	Full	Two Years	Two Months
9	20430201	16800	0	0	0	0	0	Full	Two Years	Two Months
10	20430201	34883.83	0	0	0	0	0	Full	Two Years	Two Months
11	20430101	12177.87	0	0	2386.77	0	0	Full	Two Years	Two Months
12	20430201	20833.33	16063.91	0	0	0	0	Full	Two Years	Two Months
13	20430201	32454.38	0	0	0	0	0	Full	Two Years	Two Months
14	20430201	15100	0	9445.78	0	0	0	Full	Two Years	Two Months
15	20430201	81007.83	0	0	0	0	0	Full	Two Years	Two Months
16	20430201	16673.75	0	0	0	0	0	Full	Two Years	Two Months
17	20430201	0	0	53303.77	0	0	0	Full	Two Years	Two Months
18	20430201	15000	0	0	0	0	0	Full	Two Years	Two Months
19	20430201	10103.25	0	0	0	0	0	Full	Two Years	Two Months
20	20430201	15000	0	0	0	0	0	Full	Two Years	Two Months
21	20430201	16558.4	0	9368.72	0	0	0	Full	Two Years	Two Months
22	20430201	16424	0	0	889.9	0	0	Full	Two Years	Two Months
23	20430201	14348.12	0	0	0	0	0	Full	Two Years	Two Months
24	20430201	27500	0	0	0	0	0	Full	Two Years	Two Months
25	20430201	0	0	0	31666.67	0	0	Full	Two Years	Two Months
26	20430201	41239.12	0	0	0	0	0	Full	Two Years	Two Months
27	20430201	9379.84	0	0	0	0	0	Full	Two Years	Two Months
28	20430101	24460.21	0	0	0	0	0	Full	Two Years	Two Months
29	20430201	15136.44	0	0	15191.06	0	0	Full	Two Years	Two Months
30	20421201	23987.83	0	0	0	0	0	Full	Two Years	Two Months
31	20430201	17703.47	0	0	0	0	0	Full	Two Years	Two Months
32	20430201	9194.21	0	0	0	0	0	Full	Two Years	Two Months
33	20430201	42299.17	0	0	0	0	0	Full	Two Years	Two Months
34	20430201	7955.37	0	0	0	0	0	Full	Two Years	Two Months
35	20430201	25947.36	0	0	0	0	0	Full	Two Years	Two Months
36	20421201	19625.84	0	0	0	0	0	Full	Two Years	Two Months
37	20430101	12451.79	0	0	8786.2	0	0	Full	Two Years	Two Months
38	20430101	17083.34	0	0	4408.97	0	0	Full	Two Years	Two Months
39	20421201	20833.33	0	0	0	0	0	Full	Two Years	Two Months
40	20421201	16248.34	0	0	24274.84	0	0	Full	Two Years	Two Months
41	20421101	30424.51	0	0	18238.31	0	0	Full	Two Years	Two Months
42	20421201	20926.14	0	0	0	0	0	Full	Two Years	Two Months
43	20430201	28891.67	0	0	0	0	0	Full	Two Years	Two Months
44	20421101	20833.33	0	0	0	0	0	Full	Two Years	Two Months
45	20421101	6053.41	0	0	3146	0	0	Full	Two Years	Two Months
46	20421101	2000	0	31001.37	0	0	0	Full	Two Years	Two Months
47	20430301	20833.32	0	0	0	0	0	Full	Two Years	Two Months
48	20430201	4320.79	0	0	12858.34	3341.67	0	Full	Two Years	Two Months
49	20430301	1350	0	0	14583.33	0	0	Full	Two Years	Two Months
50	20430301	15101.67	0	0	0	0	0	Full	Two Years	Two Months
51	20430101	14138	0	0	0	0	0	Full	Two Years	Two Months
52	20430301	20696.74	0	0	0	0	0	Full	Two Years	Two Months
53	20430201	12083.32	0	0	7500	0	0	Full	Two Years	Two Months
54	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
55	20430201	1454.54	0	0	0	0	0	Full	Two Years	Two Months
56	20430201	24062.86	0	0	0	0	0	Full	Two Years	Two Months
57	20430201	18685.17	0	0	8789.34	0	0	Full	Two Years	Two Months
58	20430201	36157.66	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.7